UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 30, 2019

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff, Bldg. B Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                   Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On August 30, 2019, Mark Howell informed the board of directors of ProPetro Holding Corp. (the “Company”) of his intent to resign from his position as the General Counsel and Corporate Secretary of the Company, effective September 29, 2019 (the “Separation Date”). In connection with his resignation, on August 30, 2019, the Company and Mr. Howell entered into a separation and general release agreement (the “Separation Agreement”) pursuant to which, among other things, the parties acknowledged the termination of Mr. Howell’s employment with the Company as of the Separation Date and executed a mutual release of claims.

In addition, subject to Mr. Howell’s execution and non-revocation of the Separation Agreement and continued compliance with its terms, Mr. Howell will receive the following severance payments and benefits:

•     The Company will pay to Mr. Howell (i) an aggregate amount equal to $725,000 in equal installments in accordance with the Company’s normal payroll practices during the period beginning on the Separation Date and ending on the first anniversary of the Separation Date (the “Severance Period”) and (ii) a lump-sum payment equal to $725,000, which will be paid shortly after the Separation Date, and

•     partially subsidized continuation coverage for Mr. Howell, his spouse and eligible dependents under the Company’s group health plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, until the end of the Severance Period, or, if earlier, the date that Mr. Howell becomes covered under the group health plan of another employer.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety to the full text of the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description of Exhibit
10.1	Separation and General Release Agreement, dated August 30, 2019, by and between Mark Howell and ProPetro Holding Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: August 30, 2019	By:	/s/ Jeffrey Smith
Jeffrey Smith
Chief Financial Officer

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